Exhibit 99.1
GATX Corporation May 2006 NYSE: GMT ? | SINCE 1898 |

NYSE: GMT Forward-Looking Statements Certain statements may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to general economic conditions; lease rates, utilization levels and operating costs in GATX's primary asset segments; conditions in the capital markets; changes in GATX's or GATX Financial Corporation's credit ratings; dynamics affecting companies within the markets served by GATX; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX's primary markets including lease pricing and asset availability; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation and general market conditions in the rail, air, marine and other large-ticket industries. Other factors and unanticipated events could adversely affect our business operations and financial performance. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our Annual Report on Form 10-K. These risks, uncertainties and other factors should be carefully considered in evaluating the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. GATX also: Provides an attractive risk-adjusted return to shareholders Is an excellent operator focused on providing quality services to customers Provides clear direction and challenging opportunities to employees

GATX Corporate History Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919; paid without interruption since Added (and divested) diversified industrial, financial and leasing businesses through the years Railcar leasing remains the most valuable franchise business

GATX Strengths Keys to Success Foundation of GATX is the leasing of long- lived, widely-used assets Railcars - Marine Vessels Locomotives - Industrial Equipment Aircraft Assets in which we possess a unique understanding of what drives value Assets that we provide valuable services in connection with

Profile Asset Mix Asset Structure $6.7 billion NBV (on and off balanced sheet) as of 3/31/06

GATX Rail One of the largest railcar and locomotive lessors in North America A leading North American tank car lessor Own, manage or have interest in 159,000 railcars worldwide Expanding international presence with over 40,000 cars Leading service provider to shippers in chemical, petroleum, and food industries Service-intensive business Repair, maintenance, tracking, training, engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support engineering support as of 12/31/05

GATX Rail Fleet Tank Cars Covered Hoppers Boxcars & Gondolas Other GATX Rail Worldwide Owned Fleet 79966 29367 7630 10691 GATX Union Tank Car GE Railcar Trinity Other Tank Car Lease Market 0.31 0.35 0.16 0.07 0.11 Boxcars & Gondolas 6% GATX Rail Worldwide Owned Fleet 128,000 railcars as of 12/31/05 Umler Estimate as of 12/31/05 GATX Rail Fleet North American Tank Car Lease Market Approximately 60 different types of tank cars Other 8% Covered Hoppers 23% Tank Cars 63% GATX 31% Other 11% Trinity 7% GE Railcar 16% Union Tank Car 35%

1998 1999 2000 2001 2002 2003 2004 2005 2006 Q1 63453 55680 30825 19991 6443 24055 42242 59416 87000 Q2 63120 43456 28176 14452 9281 33383 51446 60544 Q3 69858 36811 26218 11888 14491 31858 61052 60986 Q4 66390 33142 22648 8089 18402 33967 58677 69408 1998 1999 2000 2001 2002 2003 2004 2005 1Q'06 GATX Fleet Utilization 0.95 0.94 0.92 0.9 0.9 0.93 0.98 0.98 0.99 North American Rail Market Source: Association of American Railroads (AAR) - combined US and Canada originated carloads, excluding intermodal and Railway Supply Institute (RSI) GATX Fleet Utilization Railcar Manufacturing Backlog Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Source: GATX Rail (North American Owned Fleet) Q1 Q2 Q3 Q4

Investment Philosophy Maintaining investment discipline 2001 2002 2003 2004 2005 Rail 370 118 250 490 403 Air 574 572 228 225 17 Specialty 407 327 131 23 93 The single most important decision is to buy the asset at an advantaged, attractive price Understand asset value Investing for the long run 30- to 50-year assets Key to achieving attractive, risk-adjusted return More important than any other variable Rail's committed purchase program exemplifies buying the right asset at the right price Portfolio Investments and Capital Expenditures $1,360 $1,018 $629 $760 $521 $ Millions

Maximize value of our existing fleet, our infrastructure, our long-term customer relationships and our market position GATX Rail Key Initiatives Grow core railcar and locomotive fleets Optimize car acquisition costs Continue to improve operational efficiency Enhance European financial performance Effectively manage through industry cycles Make GATX the global railcar leasing company

GATX Air Lease to commercial airlines worldwide Owned portfolio focused on narrowbody aircraft with weighted average age of 6 years 100% utilization Geographically diverse customer base Extensive aircraft management expertise and experience

GATX Owned Aircraft A320 Family B737 Family B757 Regionals NBV of Owned Aircraft 58 34 7 1 Europe South America North America Asia Middle East Africa East 0.48 0.15 0.08 0.15 0.12 0.02 NBV of Owned Aircraft NBV of Aircraft on Lease Aircraft Investment by Aircraft Type Aircraft by Region as of 3/31/06 A320 Family 58% B737 Family 34% B757 7% Regionals 1% Europe 48% South America 15% North America 8% Asia 15% Middle East 12% Africa 2%

GATX Air Key Initiatives Strengthen management platform Capitalize on reputation, contacts and knowledge Optimize owned fleet Sell $450 million of older air assets Improve returns & reduce volatility Increase the number of aircraft we manage for others while optimizing our existing fleet to take advantage of the market recovery and improve returns

GATX Specialty Marine Rail Aircraft Mining, Construction & Energy Equipment Production Equipment Other Specialty Owned Portfolio 0.4 0.06 0.05 0.11 0.09 0.29 Rail Aircraft Power Other Specialty Managed Portfolio 0.29 0.3 0.4 0.01 Production Equipment 9% Mining, Construction & Energy Equipment 11% Aircraft 5% NBV = $471 mm as of 3/31/06 Other 1% NBV = $528 mm as of 3/31/06 Owned Portfolio Managed Portfolio Major source of remarketing gains and secondary market activity Power 40% Rail 29% Aircraft 30% Marine 40% Rail 6% Other 29%

GATX Specialty Key Initiatives Marine Investments in new builds at attractive prices Industrial Equipment Finance Critical use industrial equipment Leverage GATX knowledge and expertise Disciplined investment to grow portfolio of shipping and select industrial equipment assets

GATX Specialty Shipping JVs 4 Active Operating Joint Ventures JV Name Date Entered Cardinal Marine March 2000 Somargas August 2000 Clipper Third December 2002 Clipper Fourth March 2005 Partners are shipping pool operators Types of vessels 6 chemical parcel tankers (Cardinal) 6 LPG/E carriers (Somargas) 5 handy size bulk carriers (Clipper Third) 15 chemical parcel tankers (Clipper Fourth)

GATX Specialty Industrial Equipment Finance (IEF) Strategically invest in equipment assets, financed to a broad range of industrial users $5M-$20M transaction size Essential use equipment for companies in mature industries Strong collateral value throughout the economic life of the asset and/or a viable in-place collateral position Major Actions Continue to mine existing GATX Rail customer base Direct origination focused on industries with significant capital expenditure plans Indirect origination with key financial institutions

Financial Highlights Solid cash flow generation Disciplined pursuit of select investment opportunities Maintain conservative balance sheet

Financial Highlights 2001 2002 2003 2004 2005 Rail 370 118 250 490 403 Air 574 572 228 225 17 Specialty 407 327 131 23 93 2001 2002 2003 2004 2005 Cash from Continuing Operations 99 209 267 302 285 Portfolio Proceeds 727 589 541 356 250 Portfolio Investments and Capital Expenditures Cash from Continuing Operations and Portfolio Proceeds $ Millions $ Millions $1,360 $1,018 $629 $760 $521

Capitalizing on Strengths Grow the Rail franchise GATX's most valuable franchise Strong market identity Excellent long-term customer relationships Improve return in Air by managing aircraft Grow Specialty through disciplined investment in targeted assets Positioned for more stable growth